                                                              EXHIBIT 10.32

                                   Licensee:     Auspex Systems, Inc.
                           Agreement Number:     SA-AUSPEX060997

                 AMENDMENT NO. 1 TO SOFTWARE LICENSING AGREEMENT
                             BETWEEN LICENSEE & AT&T

This Amendment shall amend the Software Licensing Agreement between LICENSEE and AT&T as follows:

1.      The last line of Section 1.6 of the License Agreement will be deleted.

2. In Section 2 of Supplement 01 to the License Agreement, "Host Processors" is changed to "FMP Architecture".

3. In Section 3 of Supplement 01 to the License Agreement, paragraph 1 is changed to: "'Derivative Works' means the port of the AT&T Advanced Server for UNIX Version 4.X to SunOS and Solaris running on LICENSEE's FMP Architecture (which includes all processors). It is understood and agreed that LICENSEE's FMP Architecture includes a number of processors (e.g., host processor, network/file processor) and that AT&T Advanced Server for UNIX Version 4.X may be ported in the form of one or more modules operating on one or more such processors, and, further, that the port of each module may include modified AT&T programming code and/or new programming code based upon the functionality of the AT&T code.

4. Paragraph 2 in Section 3 of Supplement 01 to the License Agreement will be deleted.

5. In Section 1.2.1. of Exhibit 1-A of the License Agreement, the "CLASS" designation is changed to "UNLIMITED KIT FOR FMP ARCHITECTURE".

6.      In Section 1.3. of Exhibit 1-A of the License Agreement:

        1. In the second line, "Host Processor" is changed to "FMP
           Architecture".

2. The following is added at the end of this section: "It is understood and agreed that (i)LICENSEE's FMP Architecture includes a number of processors (e.g., host processor, network/file processor) and that the DERIVED BINARY PRODUCT may be separated into more than one module with different modules running on different processors; and (ii) the combination of such modules on such processors shall constitute a single KIT for purposes of computing the binary distribution fee pursuant to Section 1.2 above."

7. In Section 5 of Supplement 01 of the Software Licensing Agreement, the DESIGNATED SITE for the AT&T SOURCE SOFTWARE is changed to: 2300 Central Expressway, Santa Clara, CA 95050.

8.      An additional DESIGNATED SITE for the AT&T SOURCE SOFTWARE will be:

Auspex KK
ATT Shin-kan 6F
2-11-7 Akasaka, Minato-ku
Tokyo 107-0052 Japan

This Amendment to the Software Licensing Agreement is attached to and made a part of the above referenced Agreement. Execution and acceptance of such Agreement also constitutes execution and acceptance of this Supplement and Exhibits.

Auspex Systems, Inc.                       AT&T Corp.

By:                                        By:
---------------------------------         ------------------------------------
          (Signature)                               (Signature)

                                           Len LuPriore
----------------------------------         -------------------------------------
(Type or print name)                       (Type or print name)
                                           Director
----------------------------------         -------------------------------------

(Title)                                    (Title)

----------------------------------         -------------------------------------
(Date)                                     (Date)

                          Software Licensing Agreement

                                     between

                               Auspex Systems Inc.

                                       and

                                   AT&T Corp.





                                AT&T CONFIDENTIAL

June 3, 1997

AGREEMENT NO.: SA-_____

                          SOFTWARE LICENSING AGREEMENT

                             BETWEEN LICENSEE & AT&T

Software Agreement. Page ii

SECTION                                                                           PAGE
1.  DEFINITIONS .....................................................................2
2.  LICENSEE USE RIGHTS .............................................................3
3.  LICENSEE MANUFACTURING RIGHTS ...................................................4
4.  LICENSEE DISTRIBUTION LICENSES ..................................................4
5.  LICENSEE DESIGNATED SITES .......................................................7
6.  LICENSEE CONTRACTORS ............................................................7
7.  DELIVERY BY AT&T............................................................ ....8
8.  ACCEPTANCE BY LICENSEE ..........................................................8
9.  EXPORT BY LICENSEE ..............................................................8
10. LICENSEE LICENSE FEES AND TAXES .................................................9
11. LICENSEE BINARY DISTRIBUTION FEE REPORTS AND PAYMENTS ...........................9
12. LICENSEE RECORDS AND AUDIT .....................................................10
13. TERM AND TERMINATION ...........................................................11
14. AT&T WARRANTY AND INDEMNIFICATION ..............................................12
15. SUPPORT ........................................................................13
16. CONFIDENTIALITY AND USE ........................................................13
17. MISCELLANEOUS ..................................................................14

SUPPLEMENTS

Supplement 01 - Advanced Server for UNIX Systems

EXHIBITS

Exhibit 1 - A Schedule for AT&T Advanced Server for UNIX Systems

AT&T CONFIDENTIAL

June 3, 1997                                                 AGREEMENT NO.:
                                              Software Agreement. Page 1 of 15

                          SOFTWARE LICENSING AGREEMENT

This Software Licensing Agreement is between AT&T Corp., acting for itself and its AFFILIATES (collectively, "AT&T"), and Auspex Systems Inc., acting for itself and its AFFILIATES (collectively, "LICENSEE"). AT&T will license AT&T SOFTWARE PRODUCTS to LICENSEE. On the terms of this Agreement, LICENSEE will become a source code licensee of certain AT&T SOFTWARE PRODUCTS, and will be entitled to directly and indirectly distribute certain AT&T SOFTWARE PRODUCTS in binary code form to end users. The attached Supplement 01 describes the initial AT&T SOFTWARE PRODUCTS licensed to LICENSEE. The parties may, from time to time, add other AT&T SOFTWARE PRODUCTS to this Agreement by executing one or more additional Supplements.

Pages 2 through 15, Supplement 01 and Exhibit -1 A are a part of this Agreement. This Agreement sets forth the entire agreement between LICENSEE and AT&T concerning these subjects and merges all prior discussions and writings between them. Neither LICENSEE nor AT&T shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to these subjects, other than as expressly provided in this Agreement or as set forth on or after the date of execution of this Agreement in writing and signed by an authorized representative of the party to be bound. No preprinted term appearing in any document originated by one party shall be enforceable against the other party unless that term is expressly accepted in writing by an authorized representative of the party to be bound.

AGREED TO:






AT&T CONFIDENTIAL

June 3, 1997                                             AGREEMENT NO.: SA-_____
                                               Software Agreement. Page 2 of 15

1.      DEFINITIONS

1.1. AFFILIATE means (i) in the case of AT&T, any AT&T SUBSIDIARY; AT&T's parent, AT&T Corp.; and any AT&T Corp. SUBSIDIARY agreeing in writing to be bound by this Agreement; and (ii) in the case of LICENSEE, any LICENSEE SUBSIDIARY.

1.2 AUTHORIZED COPIER means a DISTRIBUTOR authorized to make copies of LICENSEE SOFTWARE PRODUCTS or AT&T SOFTWARE PRODUCTS.

1.3.    CLIENT means an end user computer in a local area network.

1.4. COMPUTER means a central processing unit and associated memory or other peripheral devices.

1.5. COMPUTER PROGRAM means any instruction or instructions that runs on or in conjunction with a COMPUTER, in source-code, object-code, load executable, or other form.

1.6. DERIVATIVE WORK means a work which is based upon one or more preexisting works, and which is a revision, modification, translation, abridgment, condensation, expansion, collection, compilation, or any other form in which such preexisting works may be recast, transformed, or adapted, and which, if prepared without authorization by the owner of the preexisting work, would constitute a copyright infringement. In this context, AT&T and Licensee agree that Licensee developed networking and file system software, neither based on nor containing AT&T SOFTWARE PRODUCT, running on Licensee's network and file interface processors in Licensee's servers, and providing companion functionality to AT&T's AS/U port running on Licensee's host processor does not constitute a "Derivative Work".

1.7. DESIGNATED SITE means any location listed as such for specific AT&T SOURCE SOFTWARE or LICENSEE SOURCE SOFTWARE in the applicable Supplement to this Agreement.

1.8. DOCUMENTATION means electronic or paper copy information pertaining to COMPUTER PROGRAMS.

1.9.    EFFECTIVE DATE means June 5, 1997.

1.10. DISTRIBUTOR means a business entity which redistributes LICENSEE components, hardware, or software, under an LICENSEE logo, or a business entity authorized by LICENSEE or another LICENSEE DISTRIBUTOR to receive copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS from LICENSEE or another DISTRIBUTOR and to furnish such copies to end user customers and/or DISTRIBUTORS.

1.11. AT&T DERIVED BINARY PRODUCT means a COMPUTER PROGRAM in object code form, and DOCUMENTATION relating to the use of that COMPUTER PROGRAM, which are DERIVATIVE WORKS prepared from AT&T SOURCE SOFTWARE.

1.12. AT&T SOFTWARE PRODUCT means one or more of the following as the context requires: AT&T SOURCE SOFTWARE, AT&T UNMODIFIED BINARY PRODUCTS, or AT&T DERIVED BINARY PRODUCTS.

1.13. AT&T SOURCE SOFTWARE means COMPUTER PROGRAMS, in source code form, and DOCUMENTATION relating to those COMPUTER PROGRAMS, as listed in the applicable Exhibits of the attached Supplements and provided to LICENSEE by AT&T hereunder.

1.14. AT&T UNMODIFIED BINARY PRODUCT means a COMPUTER PROGRAM in object code form and DOCUMENTATION related to the use of that COMPUTER PROGRAM, as listed in the applicable Exhibits of the attached Supplements and provided to LICENSEE by AT&T hereunder.

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA-_____
                                               Software Agreement. Page 3 of 15

1.15 KIT means an AT&T DERIVED BINARY PRODUCT, installed on one SERVER configured to support a specified (or unlimited) number of concurrent CLIENTS.

1.16 MULTIPROCESSOR means a COMPUTER having more than one CPU installed in single cabinet and connected to the same computer bus or backplane.

1.17 SERVER means a COMPUTER which, at a minimum, supplies file and print services to CLIENTS in a local area network.

1.18 SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) the majority of the equity interest in which is now or hereafter owned and controlled by such company either directly or indirectly; or which does not have outstanding shares or securities, as may be the case in a partnership, joint venture, or unincorporated association, but more than 50% of the ownership interest representing the right to make decisions for such corporation, company, or other entity which is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only so long as such control or such ownership and control exists.

1.19 UPDATE RELEASE of a product means a release designated by the licensor of the product as a change in the digits to the right of the decimal [x.(yz)] in the product version number.

1.20 VERSION RELEASE of a product means a release designated by the licensor of the product as a change in the digit to the left of the decimal [(x).yz] in the product version number.

2.      LICENSEE USE RIGHTS

2.1. Subject to all of the provisions of this Agreement, AT&T grants to LICENSEE a nontransferable, and nonexclusive right to use, execute, perform, and display AT&T SOURCE SOFTWARE specified in the applicable Supplements, solely for LICENSEE's own internal development purposes and solely at the DESIGNATED SITES for such AT&T SOURCE SOFTWARE. LICENSEE is permitted to make a reasonable number of copies of AT&T SOURCE SOFTWARE at each DESIGNATED SITE consistent with the development and support functions of that DESIGNATED SITE and provided that a log is maintained of such copies. Such right to use includes the right to prepare or have prepared DERIVATIVE WORKS based on such AT&T SOURCE SOFTWARE provided that any such DERIVATIVE WORK that contains or is based on any part of the AT&T SOURCE SOFTWARE subject to this Agreement is treated hereunder the same as such AT&T SOURCE SOFTWARE.

2.2. Subject to all of the provisions of this Agreement, AT&T grants to LICENSEE worldwide, nontransferable, and nonexclusive rights to use, copy, and combine each AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT. No right is granted for, and LICENSEE is specifically prohibited from, reverse assembling, reverse compiling, or otherwise putting into human readable form, AT&T UNMODIFIED BINARY PRODUCTS or preparing DERIVATIVE WORKS based on AT&T UNMODIFIED BINARY PRODUCTS.

2.3. LICENSEE's license shall extend only to the AT&T SOFTWARE PRODUCTS specified in the applicable Supplements for such AT&T SOFTWARE PRODUCTS and, for so long as LICENSEE pays the Annual Support Fee specified in the applicable Software Support Agreement for those AT&T SOFTWARE PRODUCTS, to all UPDATE RELEASES of those AT&T SOFTWARE PRODUCTS provided in accordance with such Supplement. LICENSEE's license does not extend to VERSION RELEASES of AT&T SOFTWARE PRODUCTS.

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA-_____
                                               Software Agreement. Page 4 of 15

2.4. The license rights granted by this Section 2. with respect to an AT&T SOFTWARE PRODUCT are effective only upon (i) LICENSEE's acceptance of that AT&T SOFTWARE PRODUCT under Section 8., (ii) LICENSEE's payment of the right-to-use fee, if any, for that AT&T SOFTWARE PRODUCT specified in the applicable Supplement for that AT&T SOFTWARE PRODUCT, and (iii) any other terms and conditions in the applicable Supplement.

2.5. LICENSEE of AT&T SOURCE SOFTWARE shall not modify the code except as required to adapt the same to the LICENSEE's computer systems, local area network products, or significant valueadded software products. LICENSEE shall own any such modifications, subject to its continuing obligations as to DERIVATIVE WORKS.

2.6. No derivative work consisting of a translation of AT&T SOFTWARE PRODUCTS into another language shall be made by or for LICENSEE without the prior written approval of AT&T. In the event LICENSEE requests in writing from AT&T a translated version of an AT&T SOFTWARE PRODUCT which will not be available as an AT&T offering for a period of three (3) months from the date of such request, both parties agree to negotiate in, good faith the terms and conditions of an agreement for the development and licensing of such a translation.

2.7. LICENSEE may prepare a DERIVATIVE WORK of the AT&T SOURCE SOFTWARE which will operate on one of the porting hardware and operating system environments identified in the Supplement for the product being licensed. LICENSEE may request an addition to the environments at any time. AT&T will not withhold consent to add any environment unless AT&T has granted prior exclusive rights in the environment to a third party or has decided to retain all rights in the environment on an exclusive basis for itself. AT&T shall not be required to prove the existence of a prior exclusive right or decision to retain exclusive rights in the environment itself.

2.8 No title to any intellectual property in any AT&T SOFTWARE PRODUCT or DERIVATIVE WORK is transferred to LICENSEE, LICENSEE'S DISTRIBUTOR, end user or any other party.

3.      LICENSEE MANUFACTURING RIGHTS

3.1. AT&T grants to LICENSEE non-transferable, worldwide, and non-exclusive rights:

                 3.1.1. to reproduce or have reproduced copies of AT&T UNMODIFIED BINARY PRODUCTS and AT&T DERIVED BINARY PRODUCTS; and

                 3.1.2.to combine AT&T UNMODIFIED BINARY PRODUCTS and AT&T DERIVED BINARY PRODUCTS with other COMPUTER PROGRAMS and DOCUMENTATION.

4.      LICENSEE DISTRIBUTION LICENSES

4.1. AT&T grants to LICENSEE non-transferable, worldwide, and non-exclusive rights:

        4.1.1. subject to the payments specified in Section 11., to furnish copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS either directly or through LICENSEE DISTRIBUTORS and consistent with Section 9., to end user customers anywhere in the world for use on end user customer COMPUTERs; and

        4.1.2. to use or allow others to use, including LICENSEE DISTRIBUTORS and end users, without fee or royalty obligation to AT&T, AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS solely for marketing, field test (including beta test), development, testing, training, education, or demonstration purposes.

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA-______
                                               Software Agreement. Page 5 of 15

4.2. The entity (LICENSEE or an LICENSEE DISTRIBUTOR) furnishing copies of an AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT to an end user customer pursuant to Section 4.1. shall provide a license to such end user customer, before or at the time of furnishing each such copy to such customer, in the same manner that, and containing terms that are no less stringent than, LICENSEE licenses its own similar software product and which contains terms substantially in conformance with the following, that:

        4.2.1. only a nonexclusive right to use such copy of the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT on one COMPUTER at a time is granted to such end user customer;

        4.2,2. no title to the intellectual property in the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT is transferred to such end user customer;

        4.2.3. such end user customer will not copy the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT except as necessary (for example to create archive copies) to use such AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT on such one COMPUTER, or except in accordance with LICENSEE's procedures for such copies that insure proper recording of Binary Distribution Fees;

        4.2.4. such end user customer will not transfer the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT to any other party except as authorized by the entity furnishing the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT, and in all cases subject to the transferring end user's license being transferred to the transferee;

        4.2.5. such end user customer will not export or re-export the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT without the appropriate United States and foreign government licenses; and

        4.2.6. such end user customer will not decompile or disassemble the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT or put them into human readable form.

4.3. LICENSEE shall require each LICENSEE DISTRIBUTOR to enter into a written agreement with its supplier of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS (LICENSEE or another LICENSEE DISTRIBUTOR) before any AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT is furnished to such LICENSEE DISTRIBUTOR. Such agreement shall include provisions which are substantially equivalent to the relevant substance of Sections 4.2., 4.8., 4.10., and 4.11. of this Agreement. For a LICENSEE DISTRIBUTOR who is also to be an AUTHORIZED COPIER, such agreement shall also include provisions consistent with and containing the relevant substance of Sections 4.5., 4.7. and 4.9. of this Agreement; provided, however, that only LICENSEE, and AUTHORIZED COPIERS which have been so authorized by LICENSEE directly, may designate other LICENSEE DISTRIBUTORS as AUTHORIZED COPIERS.

4.4. LICENSEE DISTRIBUTORS who are not also AUTHORIZED COPIERS may not make copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS, but may furnish to end user customers and other LICENSEE DISTRIBUTORS copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS furnished to such LICENSEE DISTRIBUTOR by LICENSEE or other LICENSEE DISTRIBUTORS. In such cases the product name appearing on such copies shall not be deleted or altered by such an LICENSEE DISTRIBUTOR.

                                AT&T CONFIDENTIAL

June 3, 1997                                           AGREEMENT NO.: SA-_____
                                              Software Agreement. Page 6 of 15

4.5. Consistent with Sections 4.9. and 4.10., a LICENSEE DISTRIBUTOR who is also an AUTHORIZED COPIER may make copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS and furnish such copies to end user customers and other LICENSEE DISTRIBUTORS with the other products, it any, and in the packaging of that LICENSEE DISTRIBUTOR'S choosing.

4.6. LICENSEE shall use its reasonable efforts to enforce the agreements with LICENSEE DISTRIBUTORS and the end user customers of LICENSEE and LICENSEE DISTRIBUTORS.

4.7. If an LICENSEE DISTRIBUTOR fails to fulfill one or more of its obligations required under this Agreement, AT&T may, upon its election and in addition to any other remedies that it may have, at any time notify LICENSEE in writing of such failure and request that LICENSEE terminate that LICENSEE DISTRIBUTOR'S rights granted through this Agreement by not less than three months' written notice to such LICENSEE DISTRIBUTOR specifying any such failure, unless within the period of such notice all failures specified therein shall have been remedied. Upon such termination LICENSEE shall determine a suitable time, not to exceed 120 days, for such LICENSEE DISTRIBUTOR to discontinue use of and return, or destroy and certify the destruction of, all copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS then in its possession for which Binary Distribution Fees (as defined in the applicable Supplement) have not been paid.

4.8. LICENSEE agrees that when a SUBSIDIARY'S or an LICENSEE DISTRIBUTOR'S relationship to LICENSEE changes so that it is no longer a SUBSIDIARY of LICENSEE or an LICENSEE DISTRIBUTOR, (i) all rights of such former SUBSIDIARY or LICENSEE DISTRIBUTOR under this Agreement shall immediately cease, (ii) ail rights of all LICENSEE DISTRIBUTORS and all LICENSEE AUTHORIZED COPIERS whose rights derive from that former SUBSIDIARY or LICENSEE DISTRIBUTOR shall immediately cease, and (iii) such former SUBSIDIARY or LICENSEE DISTRIBUTOR shall return to LICENSEE, or destroy and certify the destruction of, all copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS then in its possession for which Binary Distribution Fees have not been paid. However, such former SUBSIDIARY or LICENSEE DISTRIBUTOR may continue to use, or LICENSEE may collect from such former SUBSIDIARY or LICENSEE DISTRIBUTOR and distribute, copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS for which Binary Distribution Fees have been paid on the same basis that an end user customer may use copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS pursuant to
        Section 4.2.

4.9.    Notices

        4.9.1. Any notice provided by AT&T to LICENSEE in a timely manner, acknowledging a contribution of a third party appearing in an AT&T SOFTWARE PRODUCT, shall be included in corresponding portions of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED . BINARY PRODUCTS made by LICENSEE or LICENSEE AUTHORIZED COPIERS. Instructions regarding such notices may appear in the Exhibits for certain AT&T SOFTWARE PRODUCTS.

        4.9.2. Each portion of an AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT shall include an appropriate copyright notice. Such copyright notice shall be the copyright notice or notices appearing in or on the corresponding portions of the AT&T SOFTWARE PRODUCT on which such AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT is based (except that LICENSEE may remove all copyright notices of parties other than AT&T from AT&T DERIVED BINARY PRODUCTS); in addition, if copyrightable changes are made in developing such AT&T DERIVED BINARY PRODUCT, LICENSEE, may include a copyright notice identifying the owner of such changes. Nothing in this Agreement will constitute an approval by AT&T for LICENSEE to use AT&T's logos.

                                AT&T CONFIDENTIAL

June 3, 1997                                           AGREEMENT NO.: SA-______
                                               Software Agreement. Page 7 of 15

4.10. LICENSEE shall market each AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT consistent with the designation as specified in the applicable Exhibit containing such AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT. Notwithstanding the foregoing, LICENSEE shall not use or display any AT&T logo in LICENSEE's materials or packaging without AT&T's prior written permission. LICENSEE shall not use or imitate the trade dress of AT&T's products without the prior written approval of AT&T.

4.11. Any AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT which LICENSEE or an LICENSEE DISTRIBUTOR distributes hereunder to the United States of America, its agencies, instrumentalities, and/or contractors shall be furnished with "Restricted Rights" as described below. LICENSEE or the LICENSEE DISTRIBUTOR, as the case may be, must affix a legend to each portion of an AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT provided to such a customer which conforms to the following:

           Restricted Rights Notice: Use, duplication, or disclosure is subject to restrictions set forth in 48 CFR 52.227-19(c)(1), (2) or DFAR Supplement 252.227-7013(c)(1)(ii), as applicable.

5.      LICENSEE DESIGNATED SITES

5.1. LICENSEE may at any time notify AT&T in writing of any proposed changes (i.e., replacements or additions) that LICENSEE wishes to make to the DESIGNATED SITES for specific AT&T SOURCE SOFTWARE. AT&T reserves the right to approve or disapprove of LICENSEE's proposed changes; however, AT&T may not withhold its approval of changes involving LICENSEE owned or operated facilities, and will not otherwise unreasonably withhold its approval. AT&T will prepare an amendment to the Supplement for that AT&T SOURCE SOFTWARE to cover such approved changes. Changes covered by such an amendment shall become effective after execution of such amendment by LICENSEE and by AT&T and, in the case of each additional DESIGNATED SITE, receipt by AT&T of the appropriate fee; replacement DESIGNATED SITES do not require the payment of additional fees.

5.2. On AT&T's request, but not more frequently than annually, LICENSEE shall furnish to AT&T a statement, certified by an authorized representative of LICENSEE, listing the location of all DESIGNATED SITES hereunder and stating that the use by LICENSEE of AT&T SOURCE SOFTWARE has been reviewed and that each such copy of AT&T SOURCE SOFTWARE is being used solely at the DESIGNATED SITES for such copy of AT&T SOURCE SOFTWARE in full compliance with the provisions of this Agreement.

6.      LICENSEE CONTRACTORS

6.1. LICENSEE may permit access to AT&T SOURCE SOFTWARE by its contractors and allow use of AT&T SOURCE SOFTWARE by its contractors at the DESIGNATED SITES for that AT&T SOURCE SOFTWARE, provided such access and use is exclusively for LICENSEE in connection with work called for in written agreements between LICENSEE and such contractors in accordance with Section 6.5.

6.2. Any claim, demand, or right of action arising on behalf of a contractor from the furnishing to it or use by it of AT&T SOFTWARE PRODUCTS shall be solely against LICENSEE.

6.3. When a contractor's work for LICENSEE is completed, all copies of AT&T SOURCE SOFTWARE furnished to such contractor or made by such contractor and all copies of any DERIVATIVE WORKS made by such contractor based on AT&T SOURCE SOFTWARE shall be returned to LICENSEE or destroyed, including any copies stored in any computer memory or storage medium.

                                AT&T CONFIDENTIAL

June 3, 1997                                           AGREEMENT NO.: SA-_____
                                              Software Agreement. Page 8 of 15

6.4. A contractor may not acquire any ownership interest in any DERIVATIVE WORK of AT&T SOURCE SOFTWARE.

6.5. LICENSEE and each of its contractors shall enter into a written agreement before or at the time LICENSEE permits access to or allows use of AT&T SOURCE SOFTWARE by that contractor, or LICENSEE furnishes AT&T SOURCE SOFTWARE to that contractor, in which that contractor shall agree to the same responsibilities and obligations as to confidentiality and other restrictions pertaining to the use of AT&T SOURCE SOFTWARE as those undertaken by LICENSEE under this Agreement. Such written agreement shall also be consistent with the requirements of this Section. Copies of such agreements shall be provided to AT&T on request; however, portions of such agreements not required by this Section may be deleted from such copies.

7.      DELIVERY BY AT&T

        Subject to the provisions found in the Exhibit of the Supplement for the particular AT&T SOFTWARE PRODUCT, AT&T shall furnish to LICENSEE one copy of such AT&T SOFTWARE PRODUCT in the form identified in the Exhibit of the Supplement, and in accordance with the schedule in the Exhibit of the Supplement, for such products.

8.      ACCEPTANCE BY LICENSEE

8.1. LICENSEE shall have 60 days from receipt of a version of an AT&T SOFTWARE PRODUCT, supported and tested by AT&T, to ensure that said product conforms with the specifications set forth in the Exhibit of the Supplement attached hereto.

8.2. If an AT&T SOFTWARE PRODUCT does not conform with the specifications specified in Section 8.1., LICENSEE may promptly notify AT&T in writing of such non-conformance in reasonable detail. AT&T shall have 45 days after receipt of such notice, or such longer time as the parties may agree, to correct such non-conformance. AT&T shall use reasonable efforts to correct any reproducible non-conformance and to resubmit a corrected AT&T SOFTWARE PRODUCT within the initial 45 days following receipt of the initial notice from LICENSEE. LICENSEE shall have 30 days after re-submission of such corrected AT&T SOFTWARE PRODUCT to again evaluate it against the applicable specifications. In the event that such resubmitted product still exhibits nonconformance, LICENSEE may again notify AT&T in writing of such remaining non-conformance within 30 days after the receipt of the corrected AT&T SOFTWARE PRODUCT. In the event that (i) within 30 days after receipt of the second notice specified above AT&T has not corrected any remaining non-conformance that is reproducible and resubmitted a corrected version of such AT&T SOFTWARE PRODUCT to LICENSEE, or (ii) such resubmitted product still exhibits reproducible non-conformance, LICENSEE may immediately terminate the applicable Supplement upon written notice to AT&T, AT&T shall refund all fees paid by LICENSEE for such AT&T SOFTWARE PRODUCT, and LICENSEE shall certify the destruction of all copies of such AT&T SOFTWARE PRODUCT in accordance with Section 13.2. of this Agreement.

9.      EXPORT BY LICENSEE

9.1. LICENSEE agrees that it will comply with any and all applicable laws governing export of AT&T SOFTWARE PRODUCTS. LICENSEE agrees that it will obtain any and all necessary export licenses for any export. For purposes of this Section 9., "export by LICENSEE" includes any disclosure of an AT&T SOFTWARE PRODUCT to a foreign national where such disclosure is considered an export by the applicable export control authority. LICENSEE's obligations to AT&T in this Section 9.1. are subject to AT&T providing LICENSEE with the usual published technical specifications and Export Commodity Control Numbers, as appropriate, to enable LICENSEE to make its own licensing determinations or applications for such products.

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA-_____
                                               Software Agreement. Page 9 of 15

9.2. LICENSEE hereby assures AT&T that it does not intend to and will not knowingly, without the prior written consent, if required, of the Office of Export Administration of the U.S. Department of Commerce, Washington, D.C. 20230, transmit, directly or indirectly:

        9.2.1.  AT&T SOFTWARE PRODUCTS; or

        9.2.2. any immediate product (including processes and services) produced directly by the use of any AT&T SOFTWARE PRODUCT; or

        9.2.3. any commodity produced by such immediate product if the immediate product of any AT&T SOFTWARE PRODUCT is a plant capable of producing a commodity or is a major component of such plant;

        to Iran, Iraq, Syria, Yugoslavia, the People's Republic of China, or any Group Q, S, W, Y, or Z country specified in Supplement No. 1 to Section 770 of the Export Administration Regulations issued by the U.S. Department of Commerce.

10.     LICENSEE LICENSE FEES AND TAXES

10.1. LICENSEE agrees that, within 30 days after receipt of an invoice issued by AT&T after the EFFECTIVE DATE, LICENSEE shall pay to AT&T the fees for the AT&T SOFTWARE PRODUCTS required by the Supplement initially attached hereto, unless LICENSEE reasonably disputes such invoice.

10.2. Within 30 days after receipt of a correct invoice issued by AT&T after the effective date of an additional Supplement and the acceptance by LICENSEE of the additional AT&T SOFTWARE PRODUCT shipped pursuant to such Supplement, LICENSEE shall pay to AT&T the fee required by such additional Supplement for the DESIGNATED SITES or the AT&T SOFTWARE PRODUCT listed in such additional Supplement.

10.3. LICENSEE shall be responsible for the payment of all taxes, including any sales or use tax (and any related interest or penalty), however designated, imposed as a result of the licensing of AT&T SOFTWARE PRODUCTS and development activities hereunder, except (i) any taxes imposed which do not arise under the LICENSEE licensing or development activities contemplated by this Agreement; and (ii) taxes based on AT&T's net income or franchise taxes imposed by any governmental entity. Subject to the foregoing, fees specified in Supplements to this Agreement and in Exhibits attached to such Supplements do not include taxes. If AT&T is required to collect a tax to be paid by LICENSEE, LICENSEE shall reimburse AT&T for that tax paid by AT&T within 60 days of demand unless LICENSEE disputes the obligation to pay such tax.

11.     LICENSEE BINARY DISTRIBUTION FEE REPORTS AND PAYMENTS

11.1. For the rights granted under this Agreement, LICENSEE shall pay to AT&T, except as otherwise provided herein, Binary Distribution Fees for AT&T UNMODIFIED BINARY PRODUCTS and AT&T DERIVED BINARY PRODUCTS or portions thereof, either (i) furnished by LICENSEE to an end user customer or to an LICENSEE DISTRIBUTOR, (ii) made by an AUTHORIZED COPIER and furnished by such AUTHORIZED COPIER to a customer or to another LICENSEE DISTRIBUTOR or (iii) put into use by LICENSEE on a COMPUTER of LICENSEE. The amounts of such Binary Distribution Fees are listed in the applicable Supplement for each AT&T SOFTWARE PRODUCT. For the purposes of this Agreement, the effective date for establishing an obligation under this Section shall be the date when LICENSEE first sells, leases, or puts into use the AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT.

11.2. LICENSEE shall notify AT&T in writing within 30 days of when it begins providing AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS or portions thereof

                                AT&T CONFIDENTIAL

June 3, 1997                                           AGREEMENT NO.: SA-_____
                                              Software Agreement. Page l of 15

        subject to Binary Distribution Fees to customers or LICENSEE DISTRIBUTORS, or puts any AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS or portions thereof into use on LICENSEE's COMPUTERs.

11.3. Within 30 days after the end of each quarter ending on March 31st, June 30th, September 30th or December 31st, commencing with the quarter containing the date identified in Section 11.2., LICENSEE shall furnish to AT&T a written statement for each AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS for which LICENSEE has given notice to AT&T pursuant to Section 11.2., signed by an authorized representative of LICENSEE, identifying:

        11.3.1. The number of copies of each AT&T DERIVED BINARY PRODUCT for which LICENSEE owes Binary Distribution Fees under Section 11.1., in a manner consistent with the pricing Exhibit for such AT&T DERIVED BINARY PRODUCT.

        11.3.2. The number of copies of each AT&T UNMODIFIED BINARY PRODUCT for which LICENSEE owes Binary Distribution Fees under Section 11.1., in a manner consistent with the pricing Exhibit for such AT&T UNMODIFIED BINARY PRODUCT.

        11.3.3. The number of copies of each AT&T DERIVED BINARY PRODUCT and AT&T UNMODIFIED BINARY PRODUCT for which LICENSEE does not owe a Binary Distribution Fee, but only at AT&T's specific request and only if that information is available to LICENSEE.

        11.3.4. The Binary Distribution Fees payable for the AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS, or portions thereof.

11.4. Within the 30 day period described in Section 11.3., LICENSEE shall, irrespective of its own business and accounting methods, pay to AT&T the quarterly payment for such quarter as shown in the statement required by
        Section 11.3.

11.5. Payments provided for in this Agreement and its Supplements and Exhibits shall, when overdue and not in dispute, be subject to a late payment charge calculated at an annual rate of 1% over the prime rate of Citibank NA until paid; provided, however, that if the amount of such late payment charge exceeds the maximum permitted by law for such charge, such charge shall be reduced to such amount.

11.6. Additionally, notwithstanding anything herein to the contrary, LICENSEE will owe AT&T no fees or royalties for copies of AT&T UNMODIFIED BINARY PRODUCTS or AT&T DERIVED BINARY PRODUCTS which are returned to LICENSEE by its end-user customers or DISTRIBUTOR or destroyed pursuant to LICENSEE's product warranties.

12.     LICENSEE RECORDS AND AUDIT

12.1. LICENSEE shall keep full, clear, and accurate records, for three years after the events they reflect, sufficient to prepare the statements to AT&T required by Section 11.

12.2. Each AUTHORIZED COPIER shall keep full, clear, and accurate records, for three years after the events they reflect, sufficient to prepare the statements to LICENSEE required by Section 11.

12.3. LICENSEE shall keep full, clear, and accurate records of the identities and locations of LICENSEE AUTHORIZED COPIERS.

12.4. AT&T shall have the right, for three years after the events they reflect, through its accredited third party auditing representatives, to make an examination and audit, during normal business hours, not more frequently than annually, upon reasonable prior notice to LICENSEE, of all records kept

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA-_____
                                              Software Agreement. Page 11 of 15

       pursuant to this Section and Section 11. by LICENSEE for itself and LICENSEE AUTHORIZED COPIERS and such other records and accounts as may under recognized accounting practices contain information bearing upon the amounts payable to AT&T under this Agreement. Upon reasonable cause, AT&T may request that LICENSEE conduct an audit of an LICENSEE AUTHORIZED COPIER and permit AT&T's accredited third party auditing representative to review the results. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such examination or audit. Neither such right to examine and audit, nor the right to receive such adjustment, shall be affected by any statement to the contrary appearing on checks or otherwise, unless such statement appears in a letter signed by the party having such right and delivered to the other party expressly waiving such right. The failure of AT&T to request an audit prior to the expiration of LICENSEE's obligation to retain records shall not constitute a waiver of any cause of action which arises out of this Agreement. AT&T agrees that, prior to conducting such an audit, its auditing representative will sign a suitable confidentiality agreement with LICENSEE and it will disclose to AT&T only that information which is necessary for AT&T to understand the findings of the audit, which information will in no event include the names and locations of LICENSEE customers. AT&T shall pay the fees and expenses of the auditor unless the auditor's report shows noncompliance in an aggregate amount exceeding 10% of the amount properly due, in which case LICENSEE shall pay the fees and expenses of the auditor for that audit. An audit conducted under this Section 12.4. shall not in any way affect LICENSEE's obligation to comply with its financial obligations under this Agreement.

13.    TERM AND TERMINATION

13.1. The term of this Agreement begins on the EFFECTIVE DATE and continues until terminated pursuant to this Section 13.

13.2. LICENSEE may terminate its rights under this Agreement with respect to a AT&T SOFTWARE PRODUCT by certifying in writing that LICENSEE has discontinued use of and returned or destroyed all copies of AT&T SOFTWARE PRODUCT.

13.3. If one party materially breaches one or more of its obligations under this Agreement, the other party may at any time, upon its election and in addition to any other remedies that it may have, initiate termination of all the rights granted by it hereunder, by not less than two months' written notice to the breaching party specifying such breach in reasonable detail. If the breaching party is unable to cure such breach within such two month period, or after a reasonable additional period if the breach is of a type which by its nature cannot reasonably be cured within two months, the nonbreaching party may, by further written notice, terminate this Agreement 30 days from the date of such further notice, unless within such additional 30 day period such breach has been cured. Notwithstanding the foregoing, if the breaching party is in material default of its confidentiality or use obligations under Section 16., the non-breaching party may, upon its election and in addition to any other remedies that it may have, immediately terminate all rights granted by it hereunder. If the breaching party is LICENSEE, upon any such termination, LICENSEE shall immediately discontinue use of and return, or destroy and certify the destruction of, all copies of the AT&T SOFTWARE PRODUCTS, except as Section 13.4. provides.

13.4. If termination occurs under Section 13.3. after LICENSEE has furnished copies of AT&T UNMODIFIED BINARY PRODUCT or AT&T DERIVED BINARY PRODUCT to an end user, under a license granted hereunder, the LICENSEE may retain sufficient copies of the AT&T SOURCE SOFTWARE for the sole purpose of fulfilling contractual obligations to provide ongoing support to that end user. At such time as the LICENSEE has no contractual obligations to any end users for ongoing support, the LICENSEE shall immediately stop using, and shall return or certify the destruction of, all copies of the AT&T SOURCE SOFTWARE, AT&T UNMODIFIED BINARY PRODUCTS, AND AT&T DERIVED BINARY PRODUCTS.

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA-_____
                                              Software Agreement. Page 12 of 15

13.5. In the event of termination of rights under Sections 13.2. or 13.3., each party shall refund any amounts paid to it under this Agreement which amounts were overpaid by the other, but no other amounts properly paid under this Agreement shall be refunded.

13.6. A waiver of a breach of any term of this Agreement shall not be construed as a waiver of any later breach of that term or as a waiver of the term itself. A party's performance after the other party's breach shall not be construed as a waiver of that breach.

13.7. The following shall survive termination of this Agreement for any reason: Sections 4.8., 6.4., 9., 10.3., 12., 13., 14., 16., 17.1.,
        17.3., 17.10., 17.11., and any other Sections or Exhibits to the extent necessary to achieve the survival of any Sections specified in this
        Section 13.7.; no other Sections of this Agreement shall survive termination. In addition, all financial obligations which had 'accrued but which were unpaid as of the effective date of termination shall survive termination, and all financial obligations which would have accrued after the effective date of termination shall terminate.

14.     AT&T WARRANTY AND INDEMNIFICATION

14.1. SUBJECT TO SECTION 14.1.1., AT&T AND OTHER DEVELOPERS MAKE NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESSLY OR IMPLIEDLY. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, AT&T AND OTHER DEVELOPERS MAKE NO REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

        14.1.1. AT&T represents that it has the sufficient right, title, and interest in the AT&T SOFTWARE PRODUCTS in the unmodified form provided to LICENSEE hereunder to enter into this Agreement. AT&T agrees to defend, at its expense, any suit against LICENSEE, based upon a claim that AT&T does not have sufficient right, title, and interest in the AT&T SOFTWARE PRODUCTS to make this Agreement, or that the AT&T SOFTWARE PRODUCT infringes, a United States trademark or copyright (insofar as such infringement relates to the DOCUMENTATION for or the code of the AT&T SOFTWARE PRODUCT), and to pay any settlement, or any damages finally awarded after appeal (including costs and attorney fees, if any, awarded as part of the final judgment) in any such suit.

        14.1.2. AT&Ts obligations under Section 14.1.1. shall not be effective unless (i) AT&T is notified in writing of any notice of claim or of threatened or actual suit and (ii) AT&T is given full control of the defense and/or settlement, together with full cooperation by LICENSEE at AT&T's expense, including the provision of all relevant information available to LICENSEE, with respect to such defense and/or settlement of the same.

        14.1.3. Following written notification of a claim of a threatened or actual suit, AT&T may at its own expense and in addition to AT&T's obligations in Section 14.1.1. (i) procure for LICENSEE the right to continue to market, use, and have others use the alleged infringing AT&T SOFTWARE PRODUCT; or (ii) make it non-infringing; or (iii) if a permanent injunction should issue terminate the applicable Supplement for such AT&T SOFTWARE PRODUCT and refund all the fees (subject to five year straight line depreciation) received from LICENSEE for such AT&T SOFTWARE PRODUCT. If AT&T elects to replace or modify such AT&T SOFTWARE PRODUCT, such replacement shall meet substantially the specifications as provided or referenced in the applicable Exhibit of the Supplement for such AT&T SOFTWARE PRODUCT.

        14.1.4. AT&T shall have no liability for any claim alleging patent infringement whatsoever, or for copyright infringement based on LICENSEE's, an LICENSEE DISTRIBUTOR'S, or an end user's (i) continued use after notification of infringement of other than the then

                                AT&T CONFIDENTIAL

June 3, 1997                                            AGREEMENT NO.: SA_____
                                            Software Agreement. Page 13 of 15

                current release of the AT&T SOFTWARE PRODUCT received from AT&T if such claim would have been avoided by use of the then current release so long as that release was made available to LICENSEE, LICENSEE DISTRIBUTORS, and end users without additional charge,
                (ii) combination of an AT&T SOFTWARE PRODUCT with a product not delivered by AT&T hereunder, or (iii) the development of a DERIVATIVE WORK, if such claim would have been avoided by the exclusive use of the AT&T SOFTWARE PRODUCT in the form delivered by AT&T to LICENSEE hereunder.

        14.1.5. AT&T shall have no obligation to LICENSEE for any claim made against LICENSEE which arises from the unauthorized use, license, or other disposition of an AT&T SOFTWARE PRODUCT outside the United States, and LICENSEE hereby releases and discharges AT&T from any and all claims resulting from such use.

14.2. The obligations of this Section 14. shall survive termination of this Agreement.

15.     SUPPORT

        Except as may otherwise be expressly provided in this agreement or in another written agreement signed by both parties, AT&T is not obligated to provide support, assistance, information, or DOCUMENTATION for its SOFTWARE PRODUCTS to any person, including LICENSEE.

16.     CONFIDENTIALITY AND USE

16.1. LICENSEE shall hold all parts of the AT&T SOURCE SOFTWARE subject to this Agreement in confidence for AT&T during the term of this Agreement, and if this Agreement is terminated for any reason, for a period extending five years beyond LICENSEE's return or certified destruction of AT&T SOURCE SOFTWARE. LICENSEE further agrees that it shall not make any disclosure of any or all of such all copies AT&T SOURCE SOFTWARE (including methods or concepts utilized therein) to anyone, except to employees and contractors of LICENSEE to whom such disclosure is necessary for the uses for which rights are granted hereunder. LICENSEE shall appropriately notify each employee and contractor to whom any such disclosure is made that such disclosure is made in confidence and shall be kept in confidence by such employees and contractor.

 16.2. Notwithstanding anything to the contrary herein, neither party shall have the obligation to preserve the confidentiality of any information if such information:

        16.2.1. was previously known to the receiving party free of any obligation to keep it confidential as evidenced by documentation in such party's possession; or

        16.2.2. is or becomes publicly available by other than unauthorized disclosure by the receiving party; or

        16.2.3. is developed by or on behalf of the receiving party independent of this Agreement; or

        16.2.4. is received by the receiving party from a third party whose disclosure does not violate any confidentiality obligation with the disclosing party, or with that party; or

        16.2.5. is approved for release by written authorization by the disclosing party; or

        16.2.6. is lawfully required for use by a governmental agency or in a court proceeding, or must be disclosed by operation of law.

 16.3. LICENSEE agrees that it will not use AT&T SOURCE SOFTWARE subject to this Agreement except as authorized herein and that it will not make, have made, or permit to be made any copies

                                AT&T CONFIDENTIAL

June 3, 1997                                           AGREEMENT NO.: SA-_____
                                              Software Agreement. Page 14 of 15

      of such AT&T SOURCE SOFTWARE except for use at DESIGNATED SITES for such AT&T SOURCE SOFTWARE (including backup and archive copies necessary in connection with such use). Each such copy shall contain any copyright notice, proprietary notice, or notice giving credit to another developer, which appears on or in the AT&T SOURCE SOFTWARE being copied. Specific instructions regarding such notices may also appear in the Exhibits of the Supplement for certain AT&T SOURCE SOFTWARE.

17.   MISCELLANEOUS

17.1 This Agreement shall prevail notwithstanding any conflicting terms or legends which may appear in an AT&T SOFTWARE PRODUCT.

17.2. Neither this Agreement nor any rights hereunder, in whole or in part, shall be assignable or otherwise transferable by either party, and any purported assignment or transfer shall be null and void. The foregoing shall not apply to assignments to SUBSIDIARIES of the parties to this Agreement, nor to assignments in connection with a party's transfer of all or a substantial portion of its assets, product lines, or businesses, or by reason of acquisition, merger, consolidation, or operation of law; however, the party assigning this Agreement under this sentence shall promptly communicate the assignment to the other party in a written notice.

      Unless otherwise provided in Supplements or Exhibits to this Agreement, no right is granted herein to either party to this Agreement to use any identifying mark (such as, but not limited to, trade names, trademarks, trade devices, service marks, or symbols, and abbreviations, contractions, or simulations thereof) owned by, or used to identify any product or service of, the other party. Except as is otherwise provided by law, the parties agree that they will not, without the prior written permission of the other party, (i) use any such identifying mark in advertising, publicity, packaging, labeling, or in any other manner to identify any of its products or services or (ii) represent, directly or indirectly, that any product or service of the other party is a product or service of such party or is made in accordance with or utilizes any information or DOCUMENTATION of the other party.

 17.4.Neither party shall be liable to the other for delays in performing under this Agreement if the delay is caused by shortage of labor, strike, lockout, default or failure of suppliers, riot, war, government action, law, or regulation, act of God, fire, flood, or other cause beyond the party's reasonable control.

17.5. Correspondence with AT&T relating to this Agreement shall be sent to:
      AT&T Corp. Network Software OEM Business Development Manager Room 2A361 1100 E. Warrenville Rd. Naperville, IL 60566

17.6. Payments in United States dollars and reports to AT&T shall be made to:

               AT&T
               P.O. Box 93483
               Chicaao, IL 60673

               Reference Account Number: Direct wire payment may be made to:

               AT&T
               First National Bank of Chicago


                                AT&T CONFIDENTIAL

June 3, 1997                                           AGREEMENT NO.: SA ______
                                              Software Agreement. Page 15 of 15

               MIBS Acct: 51-09272
               Account Number:
               ABA Number 071000013

17.7. Correspondence with LICENSEE relating to this Agreement shall be sent to:

                      General Counsel,
                      Auspex Systems
                      5200 Great America Parkway
                      Santa Clara, CA 95054

17.8. Any statement, notice, request, or other communication shall be deemed to be sufficiently given to the addressee, and any delivery hereunder deemed made, when sent by certified mail addressed to LICENSEE at its off ice in Section 17.7. or to AT&T at its offices specified in Section
        17.5. Each party to this Agreement may change an address relating to it by written notice to the other party.

17.9. This Agreement shall not be construed to limit either parties right to obtain services or software programs from other sources, to prohibit or restrict either party from independently developing or acquiring competitive materials, or to restrict either party from making, having made, using, leasing, licensing, selling or otherwise disposing of any products or services whatsoever, nor is either party's right to deal with any other vendors, suppliers, contractors or customers limited hereby. The foregoing sentence shall not be construed as an implied license under any patent, copyright, or other intellectual property right of any party.

17.10. This Agreement shall be governed by the rules and laws of the State of California. LICENSEE and AT&T agree to submit any dispute or controversy arising out of or relating to this Agreement to nonbinding mediation to be held in accordance with the Commercial Mediation Rules of the American Arbitration Association. This Section 17.10. will not apply to any issues of intellectual property. LICENSEE and AT&T agree that their participation in a mediation and the entire mediation proceeding, including but not limited to all statements, discussions, conduct, rulings, findings, or determinations in that mediation proceeding or relating to it, will be confidential, will constitute settlement negotiations under Rule 408 of the Federal Rules of Evidence, and will not be admissible in any proceeding or action of any kind, and that neither party will introduce or attempt to introduce the above in any other proceeding or action. The parties agree to perform whatever steps are necessary to ensure that each mediation proceeding complies with this Section 17.10.

17.11.  If any section or subsection of this Agreement or any Supplement or
        Exhibit is found by competent judicial authority to be invalid, illegal, or unenforceable in any respect, then that section or subsection in every other respect, and the remainder of this Agreement and its Supplements and Exhibits, shall continue in effect if the Agreement and its Supplements and Exhibits still express the intent of the parties as of the EFFECTIVE DATE. If that intent cannot be preserved, this Agreement and its Supplements and Exhibits shall be either re negotiated or terminated.

                               AT&T CONFIDENTIAL

June 3, 1997                                             AGREEMENT NO.: SA_____
                                                                    Page 1 of 1
                                   Licensee:
                           Agreement Number:
                          Supplement Number:  01

                                  SUPPLEMENT 01

                         TO SOFTWARE LICENSING AGREEMENT

                             BETWEEN LICENSEE & AT&T

1 For purposes of this Supplement 01, AT&T SOURCE SOFTWARE means the VERSION RELEASES of the SERVER Advanced Server for UNIX V4.X.

2. For purposes of this Supplement 01, the porting environments for the AT&T SOURCE SOFTWARE shall be:

        [ *** ]

3. For the purposes of this Supplement 01 and attached Exhibit 1 -A, AT&T and Licensee agree that:

        [ *** ]

        [ *** ]

4.      For the purposes of this Supplement 01, the Designated CPU shall be:
        CPU Serial Number:

5. For the purposes of this Supplement 01, DESIGNATED SITES for the AT&T SOURCE SOFTWARE means:

        SITE ADDRESS 5200 Great America Parkway, Santa Clara, CA 95054

6. Use of the products at the DESIGNATED SITES shall be subject to the terms and conditions of the above referenced Agreement. Exhibits of fees and conditions for the use of such products are attached to and incorporated into this Supplement.

7. This Supplement 01 and Exhibit 1A are attached to and made a part of the above referenced Agreement. Execution and acceptance of such Agreement also constitutes execution and acceptance of this Supplement and Exhibit.

[ *** ] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

                               AT&T CONFIDENTIAL

06/03/97 3:41 PM                                        AGREEMENT NO.: SA ______
Page 1 of 2

                                  EXHIBIT 1 -A
                                  SCHEDULE FOR

                     AT&T ADVANCED SERVER FOR UNIX @ SYSTEMS

1.     FEES

       1. 1. Right-to-use fees for each AT&T SOFTWARE PRODUCT

             1.1.1.  Initial DESIGNATED CPU        [ *** ]

             1.1.2.  Second DESIGNATED CPU         [ *** ]

             1.1.3.  Third and Subsequent          [ *** ]

       1.2. Binary Distribution fees UNLIMITED KITS ("KIT") which is the DERIVED BINARY PRODUCT

             1.2.1. Binary Distribution Fee per KIT (KIT fee):

             CLASS: UNLIMITED KIT FOR HOST PROCESSOR



            CUMULATIVE SHIPMENT (UNITS)           ROYALTY MINIMUM
                0 to 5000                              [ *** ]
                5001 to 10,000                         [ *** ]
                10,001 to 15,000                       [ *** ]
                15,001 to 20,000                       [ *** ]

       1.3. For purposes of Section 1.2. an UNLIMITED KIT means a KIT configured so that one (1) Advanced Server for UNIX BINARY Server running on SUNOS or Solaris based Host Processor in an Auspex server system supports an unlimited number of concurrent clients.

       1.4. The KIT fees due from LICENSEE for the KIT to AT&T shall be equal to [ *** ].

       1.5. In-place upgrades from one class of users to another are allowed, as long as the LICENSEE timely pays AT&T the appropriate difference between the initial Binary Distribution fee and the new Binary Distribution fee.

       1.6. The royalty for in-place upgrades between updates (as designated by the digit to the right of the decimal point) will be [ *** ]. Such kits will be identified on the quarterly reports.

[ *** ] - Material omitted here, and filed separately with the Securities and Exchange Commission, pursuant to a confidential treatment request.

2. DESIGNATIONS & ASSOCIATED TRADEMARKS FOR X-CLIENT Advanced Server for UNIX BINARY KITS

06/03/97 3:41 PM                                    AGREEMENT NO.: SA ______
Page 2 of 2

       2.1. When the KIT is sold as a separate product (Unbundled), LICENSEE must use a designation selected in accordance with the following:

            2.1.1. The KIT designation contains "Advanced Server Version X for (operating system] (where X designates the corresponding release of AT&T's Advanced Server for UNIX Systems), or any other designation mutually agreed to by both parties; and

            2.1.2. When the initial screen pops up in the BINARY PRODUCT, LICENSEE states prominently that its KIT "is", "is based on" or "incorporates" AT&T's Advanced Server for UNIX System. ("Compatible with", "derived from", or the like wording does NOT satisfy this requirement); and

            2.1.3. On the outside of the KIT packaging, LICENSEE states prominently that its KIT "is", "is based on" or, "incorporates" AT&T's Advanced Server for UNIX Systems. ("Compatible with", "derived from", or the like wording does NOT satisfy this requirement); and

            2.1.4. In all KIT documentation, collateral materials, press releases and advertisements, on the same page and with reference to the first use of LICENSEE'S KIT designation, LICENSEE indicates in the text or by footnote that their KIT "is", "is based on" or "incorporates", AT&T's Advanced Server for UNIX Systems. ("Compatible with", "derived from", or the like wording does NOT satisfy this requirement).

       2.2. When the KIT is sold as part of another product, or will in no way be identified as a separate product from a larger integrated product (Bundled) LICENSEE must use a designation selected in accordance with the following:

            2.2.1. When the initial screen pops up in the BINARY PRODUCT, LICENSEE states prominently that its KIT "is", "is based on" or "incorporates" AT&T's Advanced Server for UNIX Systems. ("Compatible with", "derived from", or the like wording does NOT satisfy this requirement); and

            2.2.2. In all product documentation LICENSEE indicates in the text or by footnote that their KIT "is", "is based on" or "incorporates", AT&T's Advanced Server for UNIX Systems. ("Compatible with", "derived from", or the like wording does NOT satisfy this requirement).